COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

33.    COMMITMENTS AND CONTINGENCIES

Capital commitments – As of December 31, 2019, the Group had executed purchase agreements of approximately RUB 39,055 million to acquire property, plant and equipment, intangible assets and costs related thereto.

Agreement with Apple – In April 2017, the Group entered into an unconditional purchase agreement with Apple Rus LLC (“Purchase agreement”) to buy 615 thousand iPhone handsets at list prices at the dates of respective purchases over a period ending June 30, 2019. Pursuant to the agreement the Group is also required to incur certain iPhone advertising and promotion costs. As of December 31, 2019 the Group fully completed total purchase installment outlined by the agreement.

Taxation – Russia and other CIS countries currently have several laws related to various taxes imposed by both federal and regional governmental authorities. Applicable taxes include VAT, corporate income tax (profits tax), a number of turnover-based taxes, and payroll (social) taxes. Laws related to these taxes have not been in force for significant periods, in contrast to more developed market economies; therefore, the government’s implementation of these regulations is often inconsistent or non-existent. Accordingly, few precedents regarding tax rulings have been established. Tax declarations, together with other legal compliance areas (for example, customs and currency control matters), are subject to review and investigation by a number of authorities, which are enabled by law to impose extremely severe fines, penalties and interest charges. These facts create tax risks in Russia and the CIS countries that are more significant than those typically found in countries with more developed tax systems.

Generally, according to Russian and Ukrainian tax legislation, tax declarations remain open and subject to inspection for a period of three years following the respective tax year. As of December 31, 2019, the tax declarations of MTS PJSC and other subsidiaries in Russia and Ukraine for the preceding three fiscal years were open for further review. Since 2016, MTS PJSC communicates with tax authorities through the Tax Monitoring regime, which enables it to disclose information and documents related to the calculation of its tax liabilities on-line.

Рricing of goods and services provided within the Group is subject to transfer pricing rules.

The management believes that it has adequately provided for tax liabilities in the accompanying consolidated financial statements. However, the risk remains that the relevant tax authorities could take different positions with regarding interpretive issues which could have a significant effect.

The Group assessed the following contingent liabilities in respect of additional tax settlements:

	December 31,
	2019	2018
Contingent liabilities for additional taxes other than income tax	986	730
Contingent liabilities for additional income taxes	2,173	2,051

Licenses – In May 2007, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media awarded MTS a license to provide 3G services in Russia. The 3G license was granted subject to certain capital and other commitments.

In July 2012, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media allocated MTS the necessary license and frequencies to provide LTE telecommunication services in Russia. Under the terms and conditions of the LTE license, the Group is obligated to fully deploy LTE networks within seven years, starting from January 1, 2013, and deliver LTE services in each population center with over 50,000 inhabitants in Russia by 2019. Also, the Group is obligated to invest at least RUB 15 billion annually in the LTE roll-out until the network is fully deployed.

The management believes that as of December 31, 2019, the Group is in compliance with conditions of the aforementioned licenses.

Antimonopoly proceedings – In August 2018, the Federal Antimonopoly Service of Russia (“FAS Russia”) charged MTS and other federal operators with violation of antimonopoly laws in respect to establishing discriminatory terms and conditions for bulk SMS pricing for the banks with state-owned equity interest as compared to the terms and conditions for other banks and later – with establishing unreasonably high bulk SMS prices. In May 2019, FAS Russia considered that MTS had breached the provisions of antimonopoly laws in respect to establishing discriminatory terms and conditions for bulk SMS pricing and charging unreasonably high bulk SMS prices, prescribing MTS to cease its violations. MTS contested the decision and the prescription of FAS Russia in the Moscow Arbitration Court, which upheld the position of FAS Russia in November 2019, following by the Arbitration Court of Appeal in March 2020. It’s currently impossible to measure possible implications of the case reliably.

Potential adverse effects of economic instability and sanctions in Russia – In 2014 political and economic sanctions targeting certain Russian economic sectors were introduced by the EU, US and other countries. Sanctions were subsequently extended and there is significant uncertainty regarding the extent and timing of further sanctions. Furthermore, the Russian Ruble has significantly depreciated against the U.S. Dollar and Euro and Ruble interest rates have increased significantly after the Central Bank of Russia raised its key rate to 17% in December, 2014. In 2018, due to Russia’s ability to remain stable amid severe external shocks, Russia’s sovereign credit ratings were increased from “stable” to “positive”. The Central Bank of Russia has gradually decreased its key rate to 6.25% as of December 31, 2019.

These factors resulted in a lower cost of capital and a stable rate of inflation. However, in Russia there is an uneven growth dynamics, which could have a negative impact on the Group’s business including ability to obtain financing on commercially reasonable terms. The management believes it is acting appropriately to support the sustainability of the Group’s business in the current circumstances. The Group has a hedging policy in place, which partly mitigates the variability of cash outflows, denominated in foreign currencies.

Anti-terror law – On July 1, 2018, a series of anti-terror laws (also known as “Yarovaya-Ozerov bundle of laws”) became effective in Russia. In general terms, the laws mandate that operators store and record phone conversations, text messages of subscribers, images, sounds, video and other types of communications by telecommunications operators for defined periods of time. Compliance with the laws require the construction of additional storage, processing and indexing centers. The Group expects the increase in related capital expenditures, which cannot be measured reliably.

Investigations into former operations in Uzbekistan – In March 2019, the Group reached a resolution with the United States Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) relating to the previously disclosed investigation concerning the Group’s former subsidiary in Uzbekistan.

The Group consented to the entry of an administrative cease-and-desist order (the “Order”) by the SEC.

The United States District Court for the Southern District of New York approved a deferred prosecution agreement (“DPA“) entered by the Group and a plea agreement entered into a subsidiary of the Group in Uzbekistan. Under the agreements with the DOJ and SEC, the Group agreed to pay a total penalty of USD 850 million (RUR 59.1 billion as of December 31, 2018) to the United States, which was comprised of a criminal fine, criminal forfeiture and civil penalty. The Group provided a provision of USD 850 million (RUB 55.8 billion as of the date of accrual), which was recognized as a part of discontinued operations in the consolidated statements of profit or loss for the year ended December 31, 2018. In March 2019, the Group paid the total penalty of USD 850 million (RUR 55.6 billion as of the payment date).

Under the DPA and the Order, the Group agreed to appoint and in September 2019 appointed an independent compliance monitor. Pursuant to the DPA and the Order, the monitorship will continue for a period of three years starting from the appointment date, and the term of the monitorship may be terminated early or extended depending on certain circumstances, as ultimately determined and approved by the DOJ and SEC.

Class action complaint - In March 2019 a proposed class action complaint on behalf of Shayan Salim and all other persons similarly situated has been filed in the United States District Court for the Eastern District of New York against MTS PJSC and certain of its managers. The complaint is alleging certain securities law violations relating to the recently announced resolution of US government investigations related to the Group's former operations in Uzbekistan. The Group is reviewing the allegations and intends to defend its interests. It is currently impossible to measure possible implications and amount of claim reliably.